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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

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                                    FORM 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): August 28, 1997



                         GOLF-TECHNOLOGY HOLDING, INC.
                (Name of Registrant as Specified in its Charter)



           Idaho                        0-26344                 59-3303066
(State or other Jurisdiction     (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                     Identification No.)


13000 Sawgrass Village Circle, Suite 30
Ponte Vedra Beach, Florida                                        32082
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (904) 273-8772
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ITEM 5.  OTHER EVENTS.
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     Mr. Vadersen, in accordance with his wishes to be relieved of the day to day responsibilities from serving as Chief Executive Officer and President while continuing in his capacity as Chairman of the Board and Treasurer of the Company, has tendered his resignation as Chief Executive Officer and President of the Company to the Board of Directors of the Company. The Board of Directors accepted such resignation of Mr. Vadersen and elected Mr. Hutchins President of the Company. Mr. Hutchins will also continue in his other positions as Chief Operating Officer, Chief Financial Officer, and Secretary of the Company.


Item 7.  EXHIBITS.
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     (99) Press Release, dated August 28, 1997
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                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized on October 1, 1997.


                            GOLF-TECHNOLOGY HOLDING, INC.



                            By:   /s/ Harold E. Hutchins
                               -------------------------
                              Name:   Harold E. Hutchins
                              Title:  President, Chief Executive Officer,
                                      Secretary, Chief Financial Officer,
                                      Chief Operating Officer
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                                 EXHIBIT INDEX
                                 -------------

(99) Company Press Release, dated August 28, 1997.